EXHIBIT 99.14

                                 MORGAN STANLEY
                                  IXIS 2005-HE4
                                       PUD
                                   243 records
                               Balance: 52,102,261

Table of Contents

1. Top 20 Zip Codes



1. Top 20 Zip Codes

---------------------------------------------------------------------------------------------------------------------
                                                              % of
                                                            Mortgage
                                                             Pool by
                                                Aggregate   Aggregate   Weighted   Weighted    Weighted
                                      Number     Cut-off     Cut-off    Average     Average     Average    Weighted
                                        of         Date       Date       Gross     Remaining   Combined    Average
                                     Mortgage   Principal   Principal   Interest     Term      Original      FICO
Top 20 Zip Codes                       Loans    Balance ($)  Balance    Rate (%)   (months)       LTV       Score
---------------------------------------------------------------------------------------------------------------------
85249                                      1       798,400        1.53      7.150         358       80.00        730
---------------------------------------------------------------------------------------------------------------------
89129                                      3       772,550        1.48      6.831         356       82.71        641
---------------------------------------------------------------------------------------------------------------------
33411                                      3       716,820        1.38      7.523         334       82.42        634
---------------------------------------------------------------------------------------------------------------------
89131                                      2       645,297        1.24      6.527         358       86.65        615
---------------------------------------------------------------------------------------------------------------------
33467                                      1       643,251        1.23      7.500         355       95.00        646
---------------------------------------------------------------------------------------------------------------------
22041                                      1       635,341        1.22      8.940         357       95.00        751
---------------------------------------------------------------------------------------------------------------------
97229                                      1       628,800        1.21      6.400         358       80.00        650
---------------------------------------------------------------------------------------------------------------------
33025                                      4       601,620        1.15      7.859         317       88.31        627
---------------------------------------------------------------------------------------------------------------------
20882                                      1       560,000        1.07      6.050         357       80.00        661
---------------------------------------------------------------------------------------------------------------------
33418                                      3       538,944        1.03      7.194         358       74.06        611
---------------------------------------------------------------------------------------------------------------------
94534                                      1       535,500        1.03      6.990         356       90.00        640
---------------------------------------------------------------------------------------------------------------------
33594                                      2       524,756        1.01      7.465         358       87.95        575
---------------------------------------------------------------------------------------------------------------------
85737                                      1       503,200        0.97      6.250         358       80.00        686
---------------------------------------------------------------------------------------------------------------------
89135                                      1       498,460        0.96     10.990         357       67.89        520
---------------------------------------------------------------------------------------------------------------------
94510                                      1       496,000        0.95      7.490         355       80.00        672
---------------------------------------------------------------------------------------------------------------------
30331                                      3       495,822        0.95      7.838         340       87.60        624
---------------------------------------------------------------------------------------------------------------------
92675                                      1       495,000        0.95      7.150         355       90.00        594
---------------------------------------------------------------------------------------------------------------------
89110                                      3       489,472        0.94      6.567         339       76.36        564
---------------------------------------------------------------------------------------------------------------------
30016                                      1       489,310        0.94      8.550         358       83.05        673
---------------------------------------------------------------------------------------------------------------------
23836                                      1       484,000        0.93      6.500         356       80.00        610
---------------------------------------------------------------------------------------------------------------------
Other                                    208 40   ,549,717       77.83      7.415         350       81.92        636
---------------------------------------------------------------------------------------------------------------------
Total:                                   243 52   ,102,261      100.00      7.404         350       82.28        637
---------------------------------------------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.